SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported) 6/14/05
                                                           ----------

                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                              000-27365 88-0440528
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          (Commission File Number) (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On June 14, 2005, Manakoa Services Corporation issued a press release to announce it has commenced a channel partnership with the Interlink Group LLC, one of the largest, most experienced private technology services companies in the Western United States. Under the agreement Interlink will provide consultant and managed services in support of the Manakoa suite of software products. These products include the recently announced System Control Management Pack(TM) for Microsoft Operations Manager and the Manakoa Compliance Services software. The two companies are teaming to provide automated solutions to organizations needing to respond to such legislation as the Sarbanes-Oxley Act, HIPAA, GLBA, and the Federal Information Security Management Act. As Microsoft partners, both Manakoa and Interlink offer these solutions based upon Microsoft's Trustworthy Computing architecture.


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
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99.1  Press Release issued by MANAKOA SERVICES CORPORATION, dated June 14, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 6/14/05                                   By: /s/ G. Robert Williams
                                             -----------------------------------
                                                 Name: G. Robert Williams
                                                 Title: Chief Executive Officer